                        INVESTORS MARK SERIES FUND, INC.
                              700 Karnes Boulevard
                          Kansas City, Missouri 64108

   Investors Mark Series Fund, Inc. is a management investment company, sometimes called a mutual fund. It is divided into the following available series or Portfolios


                           Growth & Income Portfolio

                           Large Cap Growth Portfolio

                             Money Market Portfolio

                           Small Cap Equity Portfolio

   The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.




                    Prospectus dated May 3, 1999 as amended

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
SUMMARY....................................................................   3

MORE ABOUT PORTFOLIO INVESTMENTS...........................................   9

MANAGEMENT OF THE FUND.....................................................  14

PERFORMANCE OF THE PORTFOLIOS..............................................  18

COMPARABLE PERFORMANCE.....................................................  18

FINANCIAL HIGHLIGHTS.......................................................  19

                                    SUMMARY

   This prospectus provides important information about Investors Mark Series Fund, Inc. (the "Fund") and its Portfolios. Investors Mark Advisors, LLC (the "Adviser") serves as the investment adviser for all Portfolios and employs Sub-Advisers to assist it in managing the Portfolios.

   Individuals cannot invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

   Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

   The Contracts may be sold by banks. An investment in a Portfolio of the Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   The investment objectives of the Portfolios may be changed without shareholder approval.

   Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

Growth & Income Portfolio
Fact Sheet
Sub-Adviser: Lord, Abbett & Co.

   For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

 . seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

Principal Investment Strategy

   The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forego some opportunities for gains when, in the judgment of Portfolio management, they carry excessive risk.

   The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

   The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, generally with over $6 billion in market capitalization, that are in sound financial condition, which common stocks are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

   The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

Principal Risks

   The principal risks of investing in the Portfolio are:

   Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

   Value Investing Risk: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

   Risk of Investing in Larger Companies: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Performance Information

   The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

                                     1998
                                     -----
                                     12.0%

                         Best Quarter: Q.4 1998 17.09%
                        Worst Quarter: Q.3 1998 -12.63%

   This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year and since inception.

              Average Annual Total Return as of December 31, 1998

                                                                       Since
                                                                     Inception
                                                                   (November 12,
                                                            1 Year     1997)
                                                            ------ -------------
Portfolio.................................................. 12.00%     14.7%
S&P 500 Index.............................................. 28.60%       N/A

 .  The S&P 500 Index is an unmanaged index of 500 leading stocks.

Large Cap Growth Portfolio
Fact Sheet
Sub-Adviser: Stein Roe & Farnham, Incorporated

   For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  .  seeks long-term capital appreciation

Principal Investment Strategy

   The Portfolio normally invests at least 65% of its total assets in common stocks and other equity-type securities that the Sub-Adviser believes have long-term appreciation possibilities. Such equity-type securities include

  .  preferred stocks

  .  securities convertible into or exchangeable for common stocks

  .  warrants or rights to purchase common stocks

   The Portfolio is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate risk.

   The Sub-Adviser considers a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the Standard & Poor's Mid-Cap 400 Index.

   The Portfolio also may invest in investment grade debt securities of corporate and government issuers.

   The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio also may invest in options, futures contracts and futures options.

Principal Risks

   The principal risks of investing in the Portfolio are:

   Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

   Growth Investing Risk: the risk of the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

   Risk of Investing in Larger Companies: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risks

   Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

   Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

   Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

   Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

   Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

   Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Performance Information

   The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

                                     1998
                                     -----
                                     24.4%

                         Best Quarter: Q.4 1998 23.66%
                        Worst Quarter: Q.3 1998 -14.86%

   This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year and since inception.

              Average Annual Total Return as of December 31, 1998

                                                                       Since
                                                                     Inception
                                                               1   (November 13,
                                                             Year      1997)
                                                             ----- -------------
Portfolio................................................... 24.4%     28.8%
S&P 500 Index............................................... 28.6%       N/A

  .  The S&P 500 Index is an unmanaged index of 500 leading stocks.

Money Market Portfolio
Fact Sheet
Sub-Adviser: Standish, Ayer & Wood, Inc.

   For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  . seeks to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategy

   The Portfolio invests only in:

  .  obligations of the United States Government

  . obligations issued by agencies or instrumentalities of the United States Government

  . instruments that are secured or collateralized by obligations of the United States Government, its agencies or its instrumentalities

  . short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1 billion

  . instruments fully secured or collateralized by such bank and savings and loan obligations

  . dollar-denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars")

  . commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two nationally recognized statistical rating organizations (NRSROs) or one such NRSRO if only one has rated the security

  . corporate or other notes guaranteed by letters of credit from banks in the United States having assets of more than $1 billion or collateralized by United States Government obligations

  . obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies and (iv) insurance companies.

   Certain of these obligations may be variable or floating rate instruments.

   The Portfolio may only invest in high quality U.S. dollar-denominated instruments that are determined to present minimal credit risks.

   The Portfolio will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Portfolio's holding period. The Sub-Adviser, under general policies established by the Fund's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory.

Principal Risks

   The principal risks of investing in the Portfolio are:

   Risk of Money Market Funds: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

   Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

   Repurchase Agreement Risk: the risk that if the seller becomes bankrupt, the Portfolio may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

Performance Information

   The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance.
How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

                                     1998
                                     ----
                                     5.1%

                          Best Quarter: Q.2 1998 1.34%
                         Worst Quarter: Q.4 1998 1.05%

              Average Annual Total Return as of December 31, 1998

                                                                       Since
                                                                     Inception
                                                               1   (November 13,
                                                             Year      1997)
                                                             ----- -------------
Portfolio................................................... 5.10%     5.11%

   7 day yield as of December 31, 1998 was 4.03%

Small Cap Equity Portfolio
Fact Sheet
Sub-Adviser: Stein Roe & Farnham, Incorporated

   For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  .  seeks long-term capital appreciation

Principal Investment Strategy

   The Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities of entrepreneurially managed companies that the Sub-Adviser believes represent special opportunities. Equity-type securities include:

  .  preferred stocks

  .  securities convertible or exchangeable for common stocks

  .  warrants or rights to purchase common stocks

   The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Sub-Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

   In both its initial and ongoing appraisals of a company's management, the Sub-Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Sub- Adviser favors companies whose management has an owner/operator, risk-adverse orientation and a demonstrated ability to create wealth for investors.

   Attractive company characteristics include

  .  unit growth

  .  favorable cost structures or competitive positions

  . financial strength that enables management to execute business strategies under difficult conditions

   The Sub-Adviser believes that a company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

   The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries.

   The Portfolio may invest up to 35% of its assets in debt securities of corporate and governmental issuers, primarily investment grade.

   The Portfolio may invest up to 25%
of its total assets in foreign securities. The Portfolio also may invest in options, futures contracts and futures options.

Principal Risks

   The principal risks of investing in the Portfolio are:

   Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

   Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

   Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

   Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

   Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Foreign Securities Risks

   Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

   Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

   Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

   Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

   Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

   Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

   The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

                                     1998
                                    ------
                                    -16.2%

                         Best Quarter: Q.4 1998 13.11%
                        Worst Quarter: Q.3 1998 -20.68%

   This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") for 1 calendar year and since inception.

              Average Annual Total Return as of December 31, 1998

                                                                       Since
                                                                     Inception
                                                                   (December 13,
                                                            1 Year     1997)
                                                            ------ -------------
Portfolio.................................................. -16.2%    -16.6%
S&P Small Cap 600 Index....................................  -1.3%       N/A

  . The Standard & Poor's Small Cap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity and industry group representation.

                        MORE ABOUT PORTFOLIO INVESTMENTS
   Certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows.

Equity Securities

   Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

   Stocks are one type of equity security. Generally, there are two types of stocks:

   Common stock--Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

   Preferred stock--Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

   Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs).

Fixed Income Securities

   Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

   Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

   Fixed periods to maturity are categorized as:

  .  Short-term (generally less than 12 months)

  .  Intermediate- or Medium-term (one to ten years)

  .  Long-term (10 years or more)

   Commercial paper--is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

   Mortgage-backed securities--are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property. Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

   U.S. Government securities--are obligations of, or guaranteed by the U.S. Government or its agents or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; others such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. High quality money market instruments may include:

  .  Cash and cash equivalents

  .  U.S. Government securities

  . Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion

  . Corporate debt obligations with remaining maturities of 12 months or less

  .  Commercial paper sold by corporations and finance companies

  . Repurchase agreements, money market securities of foreign issuers payable in U.S. dollars, asset-backed securities, loan participations and adjustable rate securities

  .  Bankers' acceptances

  .  Time deposits

   Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities and instruments include, but are not limited to:

  .  convertible bonds, debentures and notes

  .  asset-backed securities

  .  certificates of deposit

  .  fixed time deposits

  .  bankers' acceptances

  .  repurchase agreements

  .  reverse repurchase agreements

Money Market Instruments

   All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

Foreign Securities

   Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

   ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

   Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

   High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

   Portfolio turnover rates for each Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

   As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk--even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

Market Risk

   Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

   This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

   This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Credit Risk

   Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Sub-Advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

   The credit risk of a portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

Interest Rate Risk

   Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers if they can buy new bonds paying an interest rate of 7%.

Risks of Investing in Below Investment Grade Bonds or Junk Bonds

   Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

Prepayment Risk

   Prepayment risk is the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

   A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

   Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   Currency Risk: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

   Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

   Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

   Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

   Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.

Year 2000 Risk

   Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, securities pricing, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or foreign broker/dealers or foreign markets are not ready for Year 2000.

   When evaluating current and potential portfolio positions, Year 2000 is one of the factors that a Portfolio's Sub-Adviser may consider. Sub-Advisers may rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The Sub-Advisers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Portfolio's holdings will have a similar impact on the Portfolio's performance.

   The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Managing Investment Risks

   In pursuing their investment objectives, each Portfolio assumes investment risk. The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

Defensive Investment Strategy

   Under normal market conditions, none of the Portfolios intends to have a substantial portion of its assets invested in cash or money market instruments, except the Money Market Portfolio. When a Sub-Adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest entirely in cash and money market instruments. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

Derivatives

   Certain Portfolios may use various investment strategies

  .  to hedge market risks

  . to manage the effective maturity or duration of fixed income securities or

  .  to enhance potential gain

   The strategies which may be used by all the Portfolios include, but are not limited to, financial futures contracts, options on financial futures, options on broad market indices and options on securities.

   Certain Portfolios may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. These Portfolios may also hedge the risks associated with their investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies. These investments are often referred to as derivatives.

                             MANAGEMENT OF THE FUND

   The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

INVESTMENT ADVISER

   Investors Mark Advisors, LLC (the "Adviser"), 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Jones & Babson, Inc. ("Jones & Babson"). Jones & Babson is a wholly-owned subsidiary of Business Men's Assurance Company of America ("BMA"). Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is the ultimate parent of BMA.

   The Adviser, formed in 1997, has been the investment adviser for each Portfolio since its inception.

   The Adviser oversees each Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.

   The Adviser serves in its capacity as investment adviser through an investment advisory agreement it enters into with the Fund. The Investment Advisory Agreement provides for the Fund to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Fund include custodial fees, and the fees of outside legal and auditing firms. The Fund allocates these expenses to each Portfolio in a manner approved by the Directors. The Investment Advisory Agreement is renewed each year by the Directors.

   Personnel of Jones & Babson provide the Adviser with experienced professional fund administration and portfolio accounting under a services agreement between the Adviser and Jones & Babson. As compensation, Jones & Babson receives an annual fee equal to 0.06% of the average daily net assets of the Fund. Jones & Babson, founded in 1960, serves as the investment manager of numerous other mutual funds.

Advisory Fees

   Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus any money it owes for operating expenses plus any other liabilities, such as the fee paid to its Custodian to safeguard the Portfolio's investments.

   During 1998, the first full fiscal year of the Portfolios, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the
Portfolios:

                                                                        Advisory
Portfolio                                                               Fee Paid
---------                                                               --------
Money Market...........................................................   .40%
Small Cap Equity.......................................................   .95%
Large Cap Growth.......................................................   .80%
Growth & Income........................................................   .80%

   As full compensation for its services under the Investment Advisory Agreement, the Fund pays Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                                 Advisory Fee
                                                              (Annual Rate Based
                                                               on Average Daily
                                                              Net Assets of Each
Portfolio                                                         Portfolio)
---------                                                     ------------------
Money Market.................................................        .40%
Small Cap Equity.............................................        .95%
Large Cap Growth.............................................        .80%
Growth & Income..............................................        .80%

   The Adviser may enter into administrative services agreements with insurance companies pursuant to which the Adviser will compensate such companies for administrative responsibilities relating to the Fund which are performed by such insurance companies.

   The Adviser has agreed that it will, if necessary, pay the expenses of each Portfolio of the Fund until April 30, 2000 to the extent that expenses of a Portfolio exceed the following percentages:

                                                                         Expense
Portfolio                                                                  Cap
---------                                                                -------
Large Cap Growth........................................................   .90%
Growth & Income.........................................................   .90%
Money Market............................................................   .50%
Small Cap Equity........................................................  1.05%

   This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after April 30, 2000. The Adviser may be reimbursed by the Portfolios for such expenses at a later date. This may be done only if such reimbursement does not cause a Portfolio's expenses to exceed the expense cap percentage shown above.

   During fiscal 1998, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting an expense limitation in effect during the period:

Money Market..............................................................  .50%
Small Cap Equity.......................................................... 1.05%
Large Cap Growth..........................................................  .90%
Growth & Income...........................................................  .90%

   The expense limitation currently in effect is described above.

SUB-ADVISERS

   For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. Each Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

   The following organizations act as Sub-Advisers to the Portfolios:

   Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Money Market Portfolio of the Fund. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1998, Standish managed approximately $46 billion of assets.

   The Money Market Portfolio manager is Jennifer A. Pline. Ms. Pline also manages the Standish Short-Term Asset Reserve Fund. During the past six years, Ms. Pline has served as a Vice President of Standish.

   Stein Roe & Farnham Incorporated ("Stein Roe"), One South Wacker Drive, Chicago, Illinois 60606, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios of the Fund. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. Stein Roe is a wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

   The Large Cap Growth Portfolio manager is Erik P. Gustafson. Mr. Gustafson also manages the Growth Stock Portfolio of SR&F Base Trust and had managed Stein Roe Growth Stock Fund since 1994. Mr. Gustafson is a senior vice president and senior portfolio manager with Stein Roe which he joined in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Gustafson was responsible for managing $2.1 billion in mutual fund net assets at December 31, 1998. David P. Brady is associate portfolio manager. Mr. Brady is a vice president of Stein Roe, which he joined in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993.

   The Small Cap Equity Portfolio managers are William M. Garrison and Steven
M. Salopek. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. Prior to joining Stein Roe, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.

   Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the Sub-Adviser for the Growth & Income Portfolio of the Fund. Lord Abbett, a registered investment adviser under the Investment Advisers Act of 1940, has been an investment manager for nearly 70 years. As of December 31, 1998, Lord Abbett managed approximately $30 billion in a family of mutual funds and other advisory accounts.

   The Growth & Income Portfolio manager is W. Thomas Hudson, Jr. Mr. Hudson has been employed by Lord Abbett since 1982. Mr. Hudson has been a portfolio manager since 1989 and became a Partner of Lord Abbett in 1997.

Sub-Advisory Fees

   Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 1998, the first full fiscal year of the Portfolios, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets:

                                                                          Sub-
                                                                        Advisory
Portfolio                                                               Fee Paid
---------                                                               --------
Money Market...........................................................   .15%
Small Cap Equity.......................................................   .55%
Large Cap Growth.......................................................   .45%
Growth & Income........................................................   .45%

   Under the terms of each Sub-Advisory Agreement, the Adviser is obligated to pay each Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

 Portfolio                                Sub-Advisory Fee
 ---------                                ----------------
 Money Market
  Portfolio...........                          .15%
 Small Cap Equity
  Portfolio...........                          .55%
 Large Cap Growth
  Portfolio...........                          .45%
 Growth & Income
  Portfolio...........  .45% of first $40 million .40% of average daily net assets over and above $40 million

Placing Orders for Shares

   The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from the life insurance company or from the person who sold you the Contract. The Portfolios do not charge any fees for selling (redeeming) shares.

Payment for Redemptions

   Payment for orders to sell (redeem) shares will be made within seven days after the Fund receives the order.

Suspension or Rejection of Purchases and Redemptions

   The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

   Neither the Fund nor the Separate Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Separate Accounts, in coordination with the Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Separate Account prospectus that accompanies this Fund Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

   The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by each Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

   The value of the net assets of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Directors.

   Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

   Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The life insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

   The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Separate Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolios as of the dividend payment date.

   The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate purchase payments or premiums to Fund shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.

Additional Information

   This Prospectus sets forth concisely the information about the Fund and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Fund and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Fund at 1-888-262-8131 or by writing to the Fund at the following address: BMA Service Center, 9735 Landmark Parkway Drive, St. Louis, Missouri 63127-1690.

Mixed and Shared Funding

   The Portfolios may sell their shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

   Neither the Fund nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

                         PERFORMANCE OF THE PORTFOLIOS
   Performance information for the Portfolios of the Fund, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Performance Information."

                             COMPARABLE PERFORMANCE

Public Fund Performance

   Certain Portfolios of the Fund have the same investment objectives and follow substantially the same investment strategies as certain mutual funds whose shares are sold to the public and managed by the Sub-Advisers.

   The historical performance of each of these public mutual funds is shown below. This performance data should not be considered as an indication of future performance of the Portfolios. The public mutual fund performance figures shown below:

  . reflect the deduction of the historical fees and expenses (including any applicable sales loads) paid by the public mutual funds and not those to be paid by the Portfolios.

  . do not reflect Contract fees or charges imposed by the insurance companies. Investors should refer to the Separate Account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

   The Portfolios and their corresponding public mutual fund series are expected to hold similar securities. The Portfolios have substantially similar investment objectives, policies and strategies as their corresponding public mutual fund series. However, their investment results are expected to differ for the following reasons:

  . differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

  .  differences in the relative weightings of securities

  .  differences in the price paid for particular portfolio holdings

  .  differences relating to certain tax matters

   The following table shows average annualized total returns for each comparable public mutual fund for their fiscal 1998 years (ended December 31, 1998).

                                                                      10 Years
                                                                     or  Since
Large Cap Growth Portfolio                          1 Year* 5 Years* Inception*
--------------------------                          ------- -------- ----------
Corresponding Series of the Public Fund
Stein Roe Investment Trust--Stein Roe Growth Stock
 Fund.............................................. 25.54%   21.13%    19.21%

                                                                      10 Years
                                                                     or  Since
Money Market Portfolio                              1 Year* 5 Years* Inception*
----------------------                              ------- -------- ----------
Corresponding Series of the Public Fund
Standish, Ayer & Wood Investment Trust--Standish
 Short-Term Asset Reserve Fund.....................  5.75%    5.47%     6.45%

                                                                      10 Years
                                                                     or  Since
Growth & Income Portfolio                           1 Year* 5 Years* Inception*
-------------------------                           ------- -------- ----------
Corresponding Public Fund
Lord Abbett Affiliated Fund (Class A Shares).......  14.4%    18.7%     15.7%

--------
* Results shown are through the year ended December 31, 1998 for each public fund shown. The inception date for the Standish Short-Term Asset Reserve Fund is January 3, 1989. Each other public fund shown has more than 10 years of performance history.

                              FINANCIAL HIGHLIGHTS

   The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. Ernst & Young LLP has audited this information and its report and the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                     LARGE CAP GROWTH           SMALL CAP EQUITY
                                 -------------------------- -------------------------
                                                                           For the
 Condensed Data for a Share of               For the Period              Period from
         Capital Stock            For the    from 11/13/97   For the       11/13/97
  Outstanding Throughout Each    Year Ended  (Commencement) Year Ended  (Commencement)
             Period               12/31/98    to 12/31/97    12/31/98    to 12/31/97
 ------------------------------  ----------  -------------- ----------  -------------
 Net asset value, beginning of
  period.......................   $  10.71      $ 10.00      $   9.72     $  10.00
                                  --------      -------      --------     --------
 Income from investment
  operations:
   Net investment income.......    (0.0027)      0.0046       (0.0443)      0.0037
   Net gains (losses) on
    securities (both realized
    and unrealized)............     2.6104       0.7054       (1.5322)     (0.2837)
                                  --------      -------      --------     --------
     Total income (loss) from
      investment operations....     2.6077       0.7100       (1.5765)     (0.2800)
                                  --------      -------      --------     --------
 Less distributions:
   Dividends from net
    investment income..........    (0.0041)         --        (0.0035)         --
   Distributions from capital
    gains......................    (0.0036)         --            --           --
                                  --------      -------      --------     --------
     Total distributions.......    (0.0077)         --        (0.0035)         --
                                  --------      -------      --------     --------
       Net asset value, end of
        period.................   $  13.31      $ 10.71      $   8.14     $   9.72
                                  ========      =======      ========     ========
 Total return..................      24.35 %       7.10 %      (16.22)%      (2.80)%

 Ratios/Supplemental Data
 Net assets, end of period (in
  millions)....................   $    3.0      $   2.2      $    1.8     $    2.0
 Ratio of expenses to average
  net assets...................       0.90 %       0.90 %        1.05 %       1.05 %
 Ratio of net investment income
  (loss) to average net assets.      (0.02)%       0.33 %       (0.52)%       0.29 %
 Ratio of expenses to average
  net assets before voluntary
  expense reimbursement........       1.66 %       3.19 %        2.29 %       3.49 %
 Ratio of net investment income
  (loss) to average net assets
  before voluntary expense
  reimbursement................      (0.78)%      (1.96)%       (1.76)%      (2.15)%
 Portfolio turnover rate.......         49 %        --            132 %          8 %

                                                               GROWTH & INCOME
                                                          --------------------------
                                                                      For the Period
                                                           For the    From 11/13/97
Condensed Data for a Share of Capital Stock Outstanding   Year Ended  (Commencement)
Throughout Each Period                                     12/31/98    to 12/31/97
-------------------------------------------------------   ----------  --------------
Net asset value, beginning of period....................   $  10.41      $  10.00
                                                           --------      --------
Income from investment operations:
  Net investment income.................................     0.1304        0.0204
  Net gains (losses) on securities (both realized and
   unrealized)..........................................     1.1176        0.4046
                                                           --------      --------
    Total income (loss) from investment operations......     1.2480        0.4250
                                                           --------      --------
Less distributions:
  Dividends from net investment income..................    (0.1280)      (0.0150)
  Distributions from capital gains......................        --            --
  Tax return of capital.................................        --            --
                                                           --------      --------
    Total distributions.................................    (0.1280)      (0.0150)
                                                           --------      --------
      Net asset value, end of period....................   $  11.53      $  10.41
                                                           ========      ========
Total return............................................      12.03 %        4.25 %

Ratios/Supplemental Data
Net assets, end of period (in millions).................   $    2.8      $    2.1
Ratio of expenses to average net assets.................       0.90 %        0.90 %
Ratio of net investment income (loss) to average net
 assets.................................................       1.23 %        1.50 %
Ratio of expenses to average net assets before voluntary
 expense reimbursement..................................       1.75 %        3.19 %
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement..........       0.38 %       (0.79)%
Portfolio turnover rate.................................         76 %         --

                                                           MONEY MARKET
                                                     --------------------------
                                                                 For the Period
                                                      For the    From 11/13/97
                                                     Year Ended  (Commencement)
                                                      12/31/98    to 12/31/97
                                                     ----------  --------------
Net asset value, beginning of period...............   $   1.00      $   1.00
                                                      --------      --------
Income from investment operations:
  Net investment income............................     0.0494        0.0071
  Net gains (losses) on securities (both realized
   and unrealized).................................        --            --
                                                      --------      --------
    Total income (loss) from investment operations.     0.0494        0.0071
                                                      --------      --------
Less distributions:
  Dividends from net investment income.............    (0.0494)      (0.0071)
  Distributions from capital gains.................        --            --
  Tax return of capital............................        --            --
                                                      --------      --------
    Total distributions............................    (0.0494)      (0.0071)
                                                      --------      --------
      Net asset value, end of period...............   $   1.00      $   1.00
                                                      ========      ========
Total return.......................................       5.05 %        0.71 %

Ratios/Supplemental Data
Net assets, end of period (in millions)............   $    1.3      $    1.0
Ratio of expenses to average net assets............       0.50 %        0.50 %
Ratio of net investment income (loss) to average
 net assets........................................       4.93 %        5.26 %
Ratio of expenses to average net assets before
 voluntary expense reimbursement...................       2.89 %        4.90 %
Ratio of net investment income (loss) to average
 net assets before voluntary expense reimbursement.       2.54 %        0.86 %
Portfolio turnover rate............................        --            --

                          INTERESTED IN LEARNING MORE?

   The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Fund's operations.

   Further information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report discusses market conditions and investment strategies that significantly affected the Fund's performance results during its last fiscal year.

   The Fund can provide you with a free copy of these materials or other information about the Fund. You may reach the Fund by calling 1-888-262-8131 or by writing to the Fund at BMA Service Center, 9735 Landmark Parkway Drive, St. Louis, Missouri 63127-1690.

   The Securities and Exchange Commission also maintains copies of these documents:

     To view information on-line: Access the SEC's web site at http://www.sec.gov.

     To review a paper filing or to request that documents be mailed to you, contact:

                           SEC Public Reference Room
                          Washington, D.C. 20549-6009
                                 1-800-SEC-0330

   A duplicating fee will be assessed for all copies provided.


   The Fund's Investment Company Act filing number is 811-08321.

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